October 2013 Investor Presentation January 2016 Exhibit 99.1

Cautionary Note Forward Looking Statements Cautionary Note Certain statements and information in this presentation constitute "forward-looking statements." Certain expressions including "believe," "expect," "intends," or other similar expressions are intended to identify Arc Logistics Partners LP’s (the “Partnership” or “Arc Logistics”) current expectations, opinions, views or beliefs concerning future developments and their potential effect on the Partnership. While management believes that these forward-looking statements are reasonable when made, there can be no assurance that future developments affecting the Partnership will be those that it anticipates. The forward-looking statements involve significant risks and uncertainties (some of which are beyond the Partnership's control) and assumptions that could cause actual results to differ materially from the Partnership's historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from forward-looking statements include but are not limited to: (i) adverse economic, capital markets and political conditions; (ii) changes in the market place for the Partnership's services; (iii) changes in supply and demand of crude oil and petroleum products; (iv) actions and performance of the Partnership's customers, vendors or competitors; (v) changes in the cost of or availability of capital; (vi) unanticipated capital expenditures in connection with the construction, repair or replacement of the Partnership's assets; (vii) operating hazards, unforeseen weather events or matters beyond the Partnership's control; (viii) inability to consummate acquisitions, pending or otherwise, on acceptable terms and successfully integrate acquired businesses into the Partnership's operations; (ix) effects of existing and future laws or governmental regulations; and (x) litigation. Additional information concerning these and other factors that could cause the Partnership's actual results to differ from projected results can be found in the Partnership's public periodic filings with the Securities and Exchange Commission ("SEC"), including the Partnership's Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the SEC on March 12, 2015 and any updates thereto in the Partnership's subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of the forward-looking statements contained herein. Other unknown or unpredictable factors could also have material adverse effects on the Partnership’s future results. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise. The Partnership does not, as a matter of course, disclose projections as to future operations, earnings or other results. However, the Partnership may include herein certain prospective financial information, including estimated EBITDA. To the extent prospective financial information is included herein, such information was not prepared with a view toward disclosure, but, in the view of the Partnership’s management, was prepared on a reasonable basis, reflects the best currently available estimates and judgments and presents, to the best of the Partnership’s knowledge and belief, the expected course of action and expected future financial performance of the Partnership’s assets. However, this information is not fact and should not be relied upon as being indicative of future results, and readers of this presentation are cautioned not to place undue reliance on the prospective financial information.

Arc Logistics Overview The Partnership is a fee-based, independent logistics service provider formed by Lightfoot Capital Partners, LP (“Lightfoot Capital” or “Sponsor”) to acquire, operate and grow energy logistics assets The Partnership is principally engaged in the terminalling, storage, throughput and transloading of crude oil and petroleum products The Partnership utilizes its strategically located assets across the United States to provide its customers with multiple supply and delivery modes and a diverse slate of petroleum products The Partnership is focused on developing existing and/or acquiring new assets to service current and future customers In 2015, the Partnership completed and integrated two acquisitions to expand and diversify its asset platform Acquired the Joliet, IL Terminal (the “Joliet Terminal”) through a joint venture (60.0% owned by the Partnership) for $216 million located at the intersection of key Midwest commodity flows and major refineries Acquired a Weld County, CO Terminal (the “Pawnee Terminal”) for $77 million with additional land for future development opportunities On December 30, 2015, the Partnership announced that it entered into an agreement to acquire four refined products terminals located in Pennsylvania (the “Pennsylvania Terminals”) from Gulf Oil Limited Partnership (“Gulf Oil”) Gulf LNG Holdings Group, LLC Arc Logistics LLC 100% LLC Interest Arc Logistics Partners LP (NYSE: ARCX) (the Partnership) LNG Facility Arc Terminals Holdings LLC Credit Facility Borrower Existing Operating Assets 100% LLC Interest 10.3% LLC Interest Affiliates of Kinder Morgan Energy, Inc. 9.7% LLC Interest [80]% LLC Interest Lightfoot Capital (our Sponsor) Common / Subordinated Units 0% GP Interest [XX.X]% GP Interest [LP] Pro Forma Partnership Structure Common and Subordinated Units [XX.X]% LP Interest PIPE Unit Holders [XX.X]% LP Interest JBBR Joint Venture [60.0%] Managing Interest JBBR Operating Assets GE Energy Financial Services, Inc [40.0%] Membership Interest Lightfoot Capital (our Sponsor) Common / Subordinated Units 0% GP Interest 27.1% LP Interest Common and Subordinated Units 72.9% LP Interest Arc Logistics Overview Exchange NYSE: ARCX Common Units Outstanding 13,174,410 Subordinated Units Outstanding 6,081,081 Current Annual Distribution $1.76 Common Unit Price (as of 01.08.16) $12.62 Implied Distribution Yield 13.9% Market Capitalization(1) $243 million 52-Week High / Low $20.85 / $10.93 Includes all outstanding common and subordinated limited partner units. Lightfoot Capital (our Sponsor) Common / Subordinated Units Public Common / Subordinated Units GP Interest 27.1% LP Interest 72.9% LP Interest Corporate Offices: 725 Fifth Avenue, 19th Floor New York, NY 10022 3000 Research Forest Drive, Suite 250 The Woodlands, TX 77381 More information can be found at Arc Logistics’ website. http://www.arcxlp.com/

Investment Highlights Diversified and well positioned asset portfolio to capitalize on organic and third-party growth opportunities Supportive sponsor group with energy industry expertise and access to capital and investment opportunities Arc Logistics Partners LP is a fee-based, growth-oriented, independent logistics service provider Financial flexibility to achieve near- and long-term opportunities Stable and predictable cash flow profile Customer driven, attractive and visible growth opportunities Experienced management team with a proven track record of growing the business Investment Highlights

Growth-Oriented Partnership Organic Growth Opportunities Pipeline connected assets being repositioned for rail and marine opportunities Customer driven tank and facility upgrades/expansion opportunities Recently acquired assets provide additional opportunities for future growth Acquisitions from Third Parties Evaluating third-party acquisitions that would complement the Partnership’s existing operating expertise New business lines (i.e. Jones Act shipping, dry bulk, pipelines) and/or geographic expansion History of successfully executing accretive acquisitions Built in Contracted Growth CPI escalators in various terminalling agreements Throughput incentive structures to drive incremental volumes Certain agreements include increases to take-or-pay volume commitments Acquisitions from/with Our Sponsor Partners of our Sponsor include some of the largest energy investors in North America Acquisition of the Joliet Terminal through a joint venture with GE Energy Financial Services, Inc. (“GE EFS”) illustrates our Sponsor’s continued support of the Partnership Growth from incremental utilization of existing terminal capacity, organic growth projects and third-party acquisitions Growth-Oriented Partnership

Well Positioned Assets

The Partnership's assets have multiple supply/receipt modes that provide flexibility to new and existing customers

Connections to major U.S. pipeline infrastructure (1)

- Buckeye Pipeline
- Colonial Pipeline
- Inland Pipeline
- Sunoco Pipelines
- West Shore Pipeline
- Mokena-Joliet Pipeline
- Pony Express Pipeline's Northeast Colorado Lateral ("NECL-PXP")
- Laurel Pipeline

Crucial marine access points, including both ship and barge berthing

- Baltimore
- Brooklyn
- Blakeley
- Chickasaw
- Cleveland
- Mobile
- Norfolk
- Portland
- Joliet

Rail facilities at selected locations allow for loading/unloading opportunities

- Baltimore
- Chickasaw
- Cleveland
- Portland
- Saraland (servicing Blakeley, Mobile and other third-party terminals)
- Toledo
- Joliet

Supply & Delivery Modes by Terminal (1)

Terminal/ Mode	Altoona	Baltimore	Blakeley	Brooklyn	Chickasaw	Chillicothe	Cleveland	Dupont	Joliet	Madison	Mechanicsburg	Mobile	Norfolk	Pawnee	Portland	Selma	South Williamsport	Spartanburg	Toledo
Pipeline	Buckeye/ Laurel	Colonial	None	Buckeye	None	None	Buckeye/ Inland	Buckeye	Proprietary	West Shore	Buckeye/ Laurel	None	Colonial	NECL-PXP	None	Colonial	Sunoco	Colonial	Sun/ Buckeye
Truck	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Rail		✓	✓		✓		✓		✓			✓			✓				✓
Barge		✓	✓	✓	✓		✓		✓			✓	✓		✓				✓
Ship		✓	✓		✓		✓					✓			✓				
Gathering System														✓					

(1) Pro Forma for the pending acquisition of the Pennsylvania Terminals from Gulf Oil in Altoona, Dupont, Mechanicsburg and South Williamsport.

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Contracted, Stable Cash Flow Profile The Partnership’s contract portfolio generates cash flows through minimum service fees, while providing for upside exposure to throughput and ancillary services fees Storage & Throughput Services Fees Typical contracts with customers are for the receipt, storage, throughput and transloading of crude oil and petroleum products for one to ten year terms with evergreen provisions Many agreements contain take-or-pay provisions whereby the Partnership generates revenue regardless of its customers’ use of the facility Creates stable cash flow and mitigates exposure to supply and demand volatility and other market factors As of December 31, 2014, the weighted average remaining term for all of the Partnership’s service agreements was approximately three years Ancillary Services Fees Heating, blending and mixing associated with customers’ activity Varies based upon the activity levels of the Partnership’s customers Gulf LNG Distributions Distributions are supported by two 20-year(2), terminal use agreements with firm reservation charges for all of the capacity of the liquefied natural gas regasification and storage facility in Pascagoula, MS (the “Gulf LNG Facility”) with several integrated, multi-national oil and gas companies Historical Revenue Composition Contributions to Arc Logistics from Gulf LNG(1) ($mm) Contribution of equity earnings and cash distributions represent the 10.3% limited liability company interest in Gulf LNG Holdings Group, LLC (“Gulf LNG”) pro forma contribution to Arc Logistics. As of December 31, 2015, the remaining term was approximately 16 years. Contracted, Stable Cash Flow Profile

Diversified Portfolio of Logistics Assets 3 The capacity represents the Partnership’s 50% share of the 884,000 barrels of available total storage capacity of the Baltimore, MD terminal and the 165,000 barrels of available total storage capacity of the Spartanburg, SC terminal. The terminals are co-owned with and operated by CITGO Petroleum Corporation. The physical location of this terminal is in Mobile, AL. The physical location of this terminal is in Chesapeake, VA. The capacity represents the full capacity of the Joliet Terminal. The Partnership owns 60.0% of the Joliet Terminal through Arc Terminals Joliet Holdings, LLC, a joint venture company. The capacity represents the full capacity of the LNG Facility. The Partnership owns a 10.3% interest in Gulf LNG Holdings Group, LLC, which owns the LNG Facility. Pending acquisition of the Gulf Oil terminals located in Altoona, Dupont, Mechanicsburg and South Williamsport, Pennsylvania. Biodiesel blended in-tank where segregated tanks are not available. The physical location of this terminal is in Weld County, CO. The Partnership continues to acquire logistics assets that serve as a critical link between supply and local demand locations 3

Financial Flexibility The Partnership continues to position itself to achieve its long-term growth objectives Capitalize on Financial Flexibility $300.0 million amended and restated credit facility Access to the capital markets Seek to maintain a balanced capital structure Maximize flexibility to fund growth Maintain Stable Cash Flows Focus on long-term fee-based growth opportunities Focus on maintaining stable customer profile with contracted revenues History of enhancing commercial opportunities by cross-selling services Continue to renew expiring contracts with similarly attractive or higher rates; amend contracts to include complementary business lines Focus on counterparty concentration and credit profile Deliver Consistent Distribution Growth Intend to maintain a conservative distribution coverage ratio Seek to maintain liquidity and financial flexibility to grow distributions Business model seeks to produce consistent and stable cash flows Financial Flexibility Creatively Structured Acquisitions Joint venture transactions to acquire large assets Lease transactions to acquire operational rights in new geographic locations Issue common units to sellers

Joliet Terminal Acquisition

Overview

On May 14, 2015, Arc Terminals Joliet Holdings LLC ("Arc Joliet") acquired the Joliet Terminal ("JBBR Acquisition")

- Arc Joliet is a joint venture with GE EFS
- The Partnership owns 60.0% of Arc Joliet and serves as Manager
- The Partnership has a "right of first offer" if GE EFS should decide to sell its interests in Arc Joliet

Facility Site



Terminal Summary

The Joliet Terminal is a multi-modal crude oil unloading terminal in Joliet, IL

- Dual loop track capable of storing two unit trains and unloading 85,000 barrels per day
- Heat infrastructure in place
- 300,000 barrels of storage and pipeline connectivity
- Waterfront access and 84 acres of land available for expansion
- The Joliet Terminal currently services the ExxonMobil Joliet Refinery under two take-or-pay agreements.

The two long-term agreements support estimated annual EBITDA(1) of $23.0 to $25.0 million

Joint Venture Structure


Arc
LOGISTICS PARTNERS
GE
Energy Financial Services
(2)
60.0%
40.0%
Arc Joliet
100%
Joliet Bulk, Barge & Rail LLC
100%
100%
Joliet Terminal
JBBR Pipeline LLC
100%
Pipeline Assets

Arc LOGISTICS PARTNERS

(1) Estimated annual EBITDA attributable to the JBBR joint venture company. Projection assumes minimum contracted revenue, minimum volumes and forecasted operating expenses for the estimated annual period. Further detail provided in Form 8-K filed with the SEC on February 19, 2015.
(2) Reflects ownership interest held directly or indirectly by GE EFS.

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Pawnee Terminal Acquisition

Overview

On July 14, 2015, the Partnership acquired all of the limited liability company interests of UET Midstream, LLC

- Acquired assets include the Pawnee Terminal and land for future development opportunities

Commercial operations began on May 1, 2015

- Current inbound receipt capacity up to 150,000 bbls/d via truck unloading and gathering systems
- 200,000 bbls of commingled storage capacity
  - Constructing a third 100,000 bbl tank for additional storage capacity

The Pawnee Terminal provides terminalling services to crude oil marketers, independent refiners and independent energy companies

- Fee-based throughput agreements
- Take-or-pay commitments with annual volumetric increases

Partnership controlling the completion of the remaining construction

- Remaining construction work principally includes punch list related activities
- Other projected terminal upgrades include installation of a third tank and a fire protection system

The long-term agreements support estimated annual EBITDA[1] of $9.0 to $9.5 million

Facility Site





Development Opportunities

The Partnership also acquired additional development land to expand terminal operations in the Denver-Julesberg Basin

- Site is located 11.5 miles south of the Pawnee Terminal
  - Will provide enhanced accessibility for customers
- Receipt of initial permits to construct a 100,000 bbls terminal to support additional commercial opportunities
- Capable of connecting to PXP-NECL

(1) Projection assumes minimum contracted revenue, minimum volumes and forecasted operating expenses for the estimated annual period. Further detail provided in Form 8-K filed with the SEC on July 15, 2015.

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Overview Pennsylvania Terminals Acquisition On December 30, 2015, the Partnership announced that it has entered into an agreement to acquire four terminals from Gulf Oil The acquisition is expected to close in mid-January 2016 Acquired assets include four refined products terminals Terminals located in Pennsylvania Terminals have approximately 816,000 bbls of aggregate storage capacity Pipeline receipt connection to either Buckeye, Laurel or Sunoco pipelines Truck loading and unloading capability Ability to receive, store and deliver gasoline, distillates, ethanol and biodiesel Ethanol and biodiesel blending and additive injection services for customers Supported by take-or-pay terminal services agreement with Gulf Oil Acquisition mandated by Federal Trade Commission pursuant to its decision and order to resolve certain matters relating to ArcLight Capital Partners LLC’s acquisition of Gulf Oil, which closed on December 29, 2015 Acquisition supported by commercial agreements with Gulf Oil that include minimum volume commitments Facility Sites Development Opportunities The Pennsylvania Terminals include more than 20 acres of land available for future development opportunities In addition, the Partnership will have an option to purchase additional land with storage tanks located adjacent to one of the Pennsylvania Terminals

Proven and Resilient Business Model The Partnership has achieved a track record of successful organic and acquisition growth in spite of volatile commodity markets and economic headwinds Shell Capacity (mmbbls) Includes 100% of the Altoona, Dupont, Mechanicsburg and South Williamsport, Pennsylvania Terminals storage capacity. Adjusted EBITDA is a non-GAAP measure. Please see reconciliation pages in the appendix to this presentation. Throughput (mbbls/d) Revenue ($mm) Adjusted EBITDA(2) ($mm) Proven and Resilient Business Model (1)

October 2013 Questions

October 2013 Appendix

Non-GAAP Financial Measures Non-GAAP Financial Measures The Partnership defines Adjusted EBITDA as net income before interest expense, income taxes and depreciation and amortization expense, as further adjusted for other non-cash charges and other charges that are not reflective of our ongoing operations. Adjusted EBITDA is a non-GAAP financial measure that management and external users of the Partnership's consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess (i) the performance of the Partnership's assets without regard to the impact of financing methods, capital structure or historical cost basis of the Partnership's assets; (ii) the viability of capital expenditure projects and the overall rates of return on alternative investment opportunities; (iii) the Partnership's ability to make distributions; (iv) the Partnership's ability to incur and service debt and fund capital expenditures; and (v) the Partnership's ability to incur additional expenses. The Partnership believes that the presentation of Adjusted EBITDA provides useful information to investors in assessing its financial condition and results of operations. The Partnership defines distributable cash flow as Adjusted EBITDA less (i) cash interest expense paid; (ii) cash income taxes paid; (iii) maintenance capital expenditures paid; (iv) equity earnings from the Partnership’s interests in Gulf LNG Holdings Group, LLC (the “LNG Interest”); and (v) deferred revenue adjustments; plus (vi) cash distributions from the LNG Interest. Distributable cash flow is a non-GAAP financial measure that management and external users of the Partnership’s consolidated financial statements may use to evaluate whether the Partnership is generating sufficient cash flow to support distributions to its unitholders as well as measure the ability of the Partnership’s assets to generate cash sufficient to support its indebtedness and maintain its operations. The GAAP measure most directly comparable to Adjusted EBITDA and distributable cash flow is net income. Adjusted EBITDA and distributable cash flow should not be considered as an alternative to net income. Adjusted EBITDA and distributable cash flow have important limitations as analytical tools because they exclude some but not all items that affect net income. Readers should not consider Adjusted EBITDA or distributable cash flow in isolation or as a substitute for analysis of the Partnership's results as reported under GAAP. Additionally, because Adjusted EBITDA and distributable cash flow may be defined differently by other companies in the Partnership's industry, its definitions of Adjusted EBITDA and distributable cash flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see the reconciliation of net income to Adjusted EBITDA and distributable cash flow in the accompanying tables. Non-GAAP Financial Measures

Reconciliation to Adjusted EBITDA and Distributable Cash Flow

(In thousands, except per unit data)	Year Ending December 31,			Nine Months Ended,	
	2012	2013	2014	9/30/2014	9/30/2015
Net Income	$5,423	$12,831	$1,275	$6,239	$4,493
Income taxes	43	20	58	54	109
Interest expense	1,320	8,639	3,706	2,730	4,631
Gain on bargain purchase of business	-	(11,777)	-	-	-
Depreciation (1)	3,317	5,836	7,261	5,319	7,346
Amortization (1)	624	4,756	5,427	4,060	6,065
Long-lived asset impairment (2)	-	-	6,114	-	-
One-time transaction expenses (3)	135	3,673	451	451	3,620
Non-cash charges (4)	-	-	5,885	3,943	4,575
Adjusted EBITDA (5)	**$10,862**	**$23,978**	**$30,177**	**$22,796**	**$30,839**
Cash interest expense			(3,398)	(2,534)	(4,135)
Cash income taxes			(58)	(54)	(109)
Maintenance capital expenditures			(2,522)	(1,802)	(3,974)
Equity earnings from the LNG Interest			(9,895)	(7,406)	(7,510)
Reconciliation of deferred revenue (6)			-	-	682
Cash distributions received from the LNG Interest			9,827	7,298	7,009
Distributable cash flow (5)			**$24,131**	**$18,298**	**$22,802**
Total LP Units Outstanding			12,949	12,949	19,255
DCF (5) / Total LP Units Outstanding			$1.86	$1.41	$1.18
Declared LP Distribution			$1.61	$0.40	$0.44

(1) The depreciation and amortization have been adjusted to remove the non-controlling interest portion related to the Partnership's co-investor's ownership interest in Arc Joliet.
(2) The long-lived asset impairment relates to the Chillicothe, IL Terminal. The Partnership re-evaluated the Chillicothe Terminal and based upon the inability to enter into a service agreement with a new or existing customer, the Partnership recognized a non-cash impairment loss of approximately $6.1 million at December 31, 2014.
(3) The one-time transaction expenses relate to due diligence and transaction expenses incurred in connection with acquisition related activity as described in the Partnership's amended and restated credit facility.
(4) The non-cash charges relate to deferred rent expense associated with the Portland, OR terminal lease transaction and non-cash compensation associated with the Partnership's long-term incentive plan.
(5) Adjusted EBITDA and distributable cash flow are defined as non-GAAP measures.
(6) Deferred revenue relates to the accounting treatment for certain arrangements with customers to construct terminal assets on our property for which we have already received upfront cash payments.

Arc LOGISTICS PARTNERS

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